                                                                   EXHIBIT 10.18


                       SECOND AMENDMENT TO LOAN AGREEMENT

                           Dated as of March 10, 1997

         This SECOND AMENDMENT is made by and between WELLINGTON HALL CARIBBEAN CORPORATION, a corporation organized and existing under the laws of the state of North Carolina (the "Company"), and the OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America ("OPIC").



                                   WITNESSETH:

         WHEREAS, the Company and OPIC entered into a loan agreement dated December 22, 1989 which was amended pursuant to a First amendment to Loan Agreement dated as of September 1, 1994 (as amended, the "Loan Agreement"; capitalized terms used but not defined herein having the meanings ascribed to such terms in the Loan Agreement);

         WHEREAS, pursuant to the Loan Agreement, OPIC lent the Company the sum of U.S. $1,300,000 (the "Loan"), of which $990,999 principal amount remains outstanding;

         WHEREAS, the Company has proposed certain modifications to the repayment terms of the Loan;

         WHEREAS, OPIC is agreeable to such modifications, subject to the terms and conditions set forth herein; and

         WHEREAS, since November 1, 1996, in contemplation of the parties' entering into this Second Amendment, the Company has been paying interest on the Loan at the rate of 10% per annum, and the Company has made no payments of principal since April 30, 1996; OPIC and the Company have agreed that, upon the effectiveness of this Second Amendment in accordance with Section 4 hereof, the amendments to Sections 2.04 (Interest) of the Loan Agreement will be effective as of November 1, 1996 and the amendments to Section 2.05 (Repayment of the Loan) of the Loan Agreement will be effective as of July 31, 1996.

         NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1.   AMENDMENTS TO THE LOAN AGREEMENT.

         Subject to the provisions of Sections 3 and 4 hereof, and effective as of the date hereof except as otherwise specified below, the Loan Agreement is hereby amended as follows:

         (a) Section 2.04(a) is amended, effective as of November 1, 1996, to read in its entirety as follows:

         "SECTION 2.04. Interest. (a) The Company shall pay interest to the order of OPIC on the unpaid principal of each Note (i) for the period from the Closing Date through July 31, 1993, at the rate of 12% per annum; (ii) for the period commencing on August 1, 1993 and ending on July 31, 1995, at the rate of 9% per annum; (iii) for the period commencing on August 1, 1995 and ending on October 31, 1996, at the rate of 12% per annum; and (iv) thereafter at the rate of 10% per annum, accruing from the Closing Date and due on each Quarterly Payment Date in each year."

         (b) Section 2.05 is amended, effective as of July 31, 1996, to read in its entirety as follows:

         "SECTION 2.05. Repayment of the Loan. (a) The Loan shall mature on October 31, 1999, and on such date the entire unpaid principal of the Loan, together with all accrued and unpaid interest thereon, shall be due and payable.

             (b) The Company shall make mandatory payments of principal of the Loan, to amortize the Loan in full by October 31, 1999, as follows:

                  (i) On October 31, 1994, the Company shall make a principal payment of $61,937;

                  (ii) On each Quarterly Payment Date commencing on January 31, 1995 and ending on April 30, 1996, the Company shall make a principal payment at $30,969;

                  (iii) the Company shall not be required to make principal payment for the period commencing on July 31, 1996 and ending on April 30, 1997;

                  (iv) On each Quarterly Payment Date commencing on July 31, 1997 and ending on April 30, 1998, the Company shall make a principal payment of $30,969;

                  (v) On each Quarterly Payment Date commencing on July 31, 1998 and ending on July 31, 1999, the Company shall make a principal payment of $61,937; and

                  (vi) On October 31, 1999, the Company shall make a principal payment of $557,438."

         (c) Subsection (a) of Section 2.10 is hereby amended by deleting the last sentence thereof.

         (d) Clause (i) of Subsection (o) of Section 8.01 is amended and restated in its entirety as follows:

                  "(i) cease to own beneficially and of record at least 226,958 shares of common stock of Sponsor,"

SECTION 2. REPRESENTATIONS AND WARRANTIES.

         The Company represents, covenants, and warrants to OPIC that:

         (a) The Execution, delivery and performance of this Second Amendment by the Company (i) have been duly authorized by all necessary corporate action,
(ii) will not violate any applicable law or applicable regulation or ruling of any governmental agency, and (iii) will not breach, or result in the creation of any encumbrance under, any agreement or other requirement by which it or its assets are bound. This Second Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium and similar laws of general applicability affecting creditor's rights.

         (b) The representations and warranties of the Company set forth in
Article III of the Loan Agreement, as amended hereby, are true and correct in all material respects on the date hereof.

         (c) There are no Events of Default under the Loan Agreement, as amended hereby, existing on the date hereof.

SECTION 3. REFERENCE TO AND EFFECT ON THE FINANCING DOCUMENTS.

         (a) On and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein", "hereby" or words of like import, and each reference in the other Financing Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

         (b) Except as specifically amended above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed. WITHOUT LIMITATION OF THE AGREEMENTS CONTAINED IN THIS SECOND AMENDMENT, THE COMPANY ACKNOWLEDGES THAT IS HAS BEEN ADVISED BY COUNSEL WITH RESPECT TO THIS AMENDMENT AND FURTHER ACKNOWLEDGES AND AGREES THAT (i) EACH OF THE AGREEMENTS SET FORTH HEREIN WERE KNOWINGLY AND VOLUNTARILY MADE; (ii) THE OBLIGATIONS OF THE COMPANY OWING TO OPIC HEREUNDER SHALL BE STRICTLY CONSTRUED AND SHALL BE EXPRESSLY SUBJECT TO COMPLIANCE BY THE COMPANY WITH THE TERMS AND CONDITIONS SET FORTH HEREIN, INCLUDING, WITHOUT LIMITATION, THE REPAYMENT TERMS HEREOF; (iii) THE RIGHTS OF OPIC HEREIN SHALL BE GIVEN FULL EFFECT; AND (iv) NO REPRESENTATIVE OF OPIC HAS WAIVED OR MODIFIED ANY OF THE PROVISIONS OF THE LOAN AGREEMENT AS AMENDED HEREBY AS OF THE DATE HEREOF, AND NO SUCH WAIVER OR MODIFICATION FOLLOWING THE DATE HEREOF SHALL BE EFFECTIVE UNLESS MADE IN ACCORDANCE WITH
SECTION 9.05 OF THE LOAN AGREEMENT. OPIC SHALL BE UNDER NO OBLIGATION TO MAKE FURTHER AMENDMENTS TO THE LOAN AGREEMENT.

         (c) The execution, delivery and effectiveness of this Second
Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party to the Loan Agreement, not constitute a waiver of any provision of the Loan Agreement.

SECTION 4.   CONDITIONS PRECEDENT.

         The provisions of this Second Amendment shall not become effective until OPIC shall have received the following:

         (a) an original counterpart of this Second Amendment duly executed by the Company;

         (b) a duly executed consent of the Guarantor to this Second Amendment, in the form of Exhibit A hereto, which consent shall be in full force and effect; and

         (c) A duly executed second amendment to the Project Completion Agreement, in the form of Exhibit B hereto, which second amendment shall be in full force and effect;

         (d) payment in full of a rescheduling fee in the amount of $9,909.00;
and

         (e) payment in full for all expenses incurred by OPIC, including without limitation, fees and expenses for outside legal counsel, if any, in connection with the preparation, negotiation, and execution of this second Amendment, the second amendment to the Project Completion Agreement, and the consent of the Guarantor, and all other documentation contemplated hereby or by any financing Document.

SECTION 5. EXECUTION IN COUNTERPARTS.

         This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 6. GOVERNING LAW.

         THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE DISTRICT OF COLUMBIA OF THE UNITED STATES OF AMERICA.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to be executed and delivered on its behalf by its duly authorized representative on the date first above written.


                                        WELLINGTON HALL CARIBBEAN CORPORATION


                                        By: /s/  Hoyt Hackney
                                            -------------------------------

                                        Its President
                                            -------------------------------



                                        OVERSEAS PRIVATE INVESTMENT CORPORATION


                                        By: /s/ Ralph Mathrews
                                            -------------------------------

                                        Its Director, PMG & SA
                                            -------------------------------

                                    EXHIBIT A

                      GUARANTOR ACKNOWLEDGMENT AND CONSENT


         GUARANTOR ACKNOWLEDGMENT AND CONSENT, dated as of March 10, 1997 (the "Consent"), made by MUEBLES WELLINGTON HALL, S.A. (the "Guarantor"), a corporation organized and existing under the laws of Honduras.

                                   WITNESSETH:

         WHEREAS, pursuant to a loan agreement dated December 22, 1989 between OPIC and Wellington Hall Caribbean Corporation (the "Company"), as amended by a First Amendment to Loan Agreement dated as of September 1, 1994 (as so amended, as amended as of the date hereof, and as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), OPIC lent the Company the sum of U.S. $1,300,000 (the "Loan") for investment in the Guarantor and its business upon the condition, among others, that the Guarantor guarantee repayment of the Loan;

         WHEREAS, the Guarantor entered into a Guaranty dated December 22, 1989, as amended by a First Amendment to Guaranty dated as of September 1, 1994 (as so amended, and as from time to time amended, modified or supplemented, the "Guaranty") in favor of OPIC pursuant to which the Guarantor guaranteed the payment to OPIC of all amounts due under the Loan Agreement and the Notes (as defined in the Loan Agreement) as therein provided;

         WHEREAS, the Company has requested that OPIC modify the payment terms of the Loan, and OPIC has agreed to make such modifications pursuant to a Second Amendment to the Loan Agreement dated the date hereof, upon the condition, among others, that the Guarantor execute and deliver this Consent.

         NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

         The Guarantor hereby:

                  (i) acknowledges and consents to the execution, delivery and performance of the Second amendment to Loan Agreement, attached hereto as Exhibit A;

                  (ii) reaffirms and agrees that the Guaranty is in full force and effect, without defense, offset or counterclaim, and that the provisions of the Guaranty are valid, binding and enforceable in accordance with its terms;

                  (iii) acknowledges that for purposes of Section 14 of the Guaranty that OPIC's address is:

                           Overseas Private Investment Corporation
                           Attention: Vice President/Finance
                           1100 New York Avenue, N.W.
                           Washington, D.C. 20527
                           United States of America
                           Facsimile: (202) 408-9866

                  (iv) represents and warrants to OPIC that:

                           (x) all of the representations and warranties made by
                  it in the Guaranty are true and correct as of the date hereof;

                           (y) it has all requisite power and authority,
                  corporate or otherwise, to execute, deliver, and perform all of its obligations under this Consent, and its execution, delivery and performance of this Consent have been duly authorized by all necessary action, corporate or otherwise; and

                           (z) it is in compliance with all of the covenants
                  made by it in the Guaranty as of the date hereof.

         This Consent does not constitute, and shall not be deemed to constitute, a novation of the obligations of the Guarantor under the Guaranty. Unless otherwise specified herein, terms capitalized for other than grammatical purposes have the meanings specified in the Loan Agreement.

                                   * * * * *

         IN WITNESS WHEREOF, the undersigned has caused this Consent to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                           MUEBLES WELLINGTON HALL, S.A.


                                           By
                                               -------------------------------

                                           Its
                                               -------------------------------

                                    EXHIBIT B

================================================================================


                SECOND AMENDMENT TO PROJECT COMPLETION AGREEMENT

                                      among

                            WELLINGTON HALL, LIMITED

                     WELLINGTON HALL CARIBBEAN CORPORATION,

                          MUEBLES WELLINGTON HALL, S.A.

                                       and

                   the OVERSEAS PRIVATE INVESTMENT CORPORATION




                           dated as of March 10, 1997

                SECOND AMENDMENT TO PROJECT COMPLETION AGREEMENT

         SECOND AMENDMENT TO PROJECT COMPLETION AGREEMENT dated as of March 10, 1997 (this "Second Agreement"), made by and among WELLINGTON HALL, LIMITED (the "Sponsor"), a corporation organized and existing under the laws of North Carolina, WELLINGTON HALL CARIBBEAN CORPORATION (the "Company"), a corporation organized and existing under the laws of North Carolina, MUEBLE WELLINGTON HALL, S.A. ("MWH"), a corporation organized and existing under the laws of Honduras, and the OVERSEAS PRIVATE INVESTMENT CORPORATION ( "OPIC"), an agency of the United States of America.

                                   WITNESSETH:

         WHEREAS, the Sponsor owns beneficially and of record 100% of the outstanding capital stock of the Company, and the Company owns beneficially and of record 99% of the outstanding capital stock of MWH; and

         WHEREAS, pursuant to a loan agreement dated December 22, 1989 between OPIC and the Company, as amended by a First Amendment to Loan Agreement dated as of September 1, 1994 (as so amended, as amended as of the date hereof, and as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), OPIC lent the Company the sum of U.S. $1,300,000 (the "Loan"); and

         WHEREAS, pursuant to a Project Completion Agreement dated as of December 22, 1989 among the parties hereto, as amended pursuant to a First Amendment to Project Completion Agreement dated as of September 1, 1994 (as amended, the "Project Completion Agreement"), the Sponsor made certain undertakings to OPIC respecting the Loan and the Project to be funded with the proceeds thereof; and

         WHEREAS, the Company has requested that OPIC modify the payment terms of the Loan, and OPIC has agreed to make such modifications pursuant to a Second Amendment to the Loan Agreement dated the date hereof, upon the condition, among others, that the Sponsor and the other parties hereto enter into this Second Amendment;

         NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

         Capitalized terms used in this Second Amendment shall have the definitions given such terms in the Loan Agreement, unless otherwise defined herein.

SECTION 2. AMENDMENTS TO THE PROJECT COMPLETION AGREEMENT.

         Subject to the provision of Section 4 hereof and effective as of the date hereof, the Project Completion Agreement is hereby amended as follows:

                  (a) Section 2.2. is amended in subsection (a) by deleting the phrase "Section 3" in the parenthetical clause and inserting in its place the phrase "Section 2.3".

                  (b) Section 2.3 is amended by adding the following new sentence at the end thereof:

         "The foregoing notwithstanding, the "Completion Date" shall not occur, and shall not be deemed to have occurred, prior to October 3,1 1999."

                  (c) Section 2.4 is amended in the first sentence thereof by deleting the phrase "to the account of the Company or MWH as necessary " and inserting in its place the phrase:

         "to such persons as OPIC may direct in its demand, whether to OPIC, or to the Company, or to MWH, or for application to any other obligations of the Company or MWH as OPIC may specify in its sole discretion"

SECTION 3. REPRESENTATIONS AND WARRANTIES.

         The Sponsor represents and warrants to OPIC that:

                  (a) it has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform all of its obligations under this Second Amendment;

                  (b) its execution, delivery and performance of this Second Amendment have been duly authorized by all necessary action, corporate or otherwise;

                  (c) The authorized capital of the Sponsor consists of 6,000,000 shares of common stock, no par value, 2,289,887 of which are issued and outstanding (the "Sponsor Shares"); and 5,000,000 shares of preferred stock, none of which are issued and outstanding. The Sponsor Shares have been duly authorized and validly issued and are fully paid and nonassessable. Approximately nine and nine-tenths of a percent (9.9%) of the Sponsor Shares are owned beneficially and of record by Hoyt Hackney, free and clear of all liens, encumbrances and security interests. The Sponsor proposes to issue additional Sponsor Shares in the amount of $,1689,887 shares, for a total of 3,979,774 shares issued and outstanding.

                  (d) The Sponsor does not own or otherwise control any voting stock of, or have any ownership interest in, any corporation, partnership or other entity, other than the Company; the authorized capital of the Company consists of 10,000 shares of common stock, all of which are issued and outstanding, have been duly authorized and validly issued, are fully paid and nonassessable, and are owned beneficially and of record by the Sponsor, free and clear of all liens, encumbrances and security interests.

                  (e) This Second Amendment has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Sponsor enforceable against it in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium and similar laws of general applicability affecting creditors' rights.

                  (f) No governmental authorization or action of any kind is or will be necessary for the valid execution, delivery or performance by the Sponsor of this Second Amendment.

                  (g) The execution, delivery and performance by it of this Second Amendment do not require the consent or approval of any creditor of the Sponsor and will not conflict with or constitute a breach or default under or violate any provision of the charter or by-laws of the

Sponsor or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Sponsor.

                  (h) The audited Financial Statements of the Sponsor dated April 30, 1996 and the unaudited Financial Statements of the Sponsor dated October 31, 1996, which have been furnished to OPIC fairly present the financial condition of the Sponsor as of such date.

                  (i) Since April 30, 1996, there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial condition or results of operations of the Sponsor or in the Sponsor's ability to perform its obligations under the Project Completion Agreement, as amended by this Second Amendment.

                  (j) No event has occurred and is continuing that constitutes, or with the lapse of time or the giving of notice of both would constitute, an Event of Default under the Loan Agreement or under any agreement or instrument evidencing any Indebtedness of the Sponsor which give the holder thereof the right to accelerate payment of such Indebtedness prior to its scheduled maturity, and no such event will occur upon the execution and delivery or performance of this Second Amendment.

                  (k) There are no actions, proceedings or claims pending or, to the best knowledge of this Sponsor, threatened, the adverse determination of which might have a material adverse effect on its ability to perform its obligations hereunder, or affect the validity or enforceability hereof.

                  (l) As of the date hereof, the Sponsor is not insolvent, as such term is used under the United States Bankruptcy Code; neither will it be rendered insolvent, as such term is so used, by its execution of this Second Amendment.

SECTION 4. REFERENCE TO AND EFFECT ON THE PROJECT COMPLETION AGREEMENT.

         (a) On and after the date hereof each reference in the Project Completion Agreement to "This Agreement", "hereunder", reference in the other Financing Documents to "the Project Completion Agreement", "thereunder", "thereof" or words of like import referring to the Project Completion Agreement, shall mean and be a reference to the Project Completion Agreement as amended hereby.

         (b) Except as specifically amended above, the Project Completion Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party to the Project Completion Agreement, nor constitute a waiver of any provision of the Project Completion Agreement.

SECTION 5. EXECUTION IN COUNTERPARTS.

         This Second Amendment may be executed in any number of counterparts and by different parties hereto in separated counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 6. GOVERNING LAW.

         THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE DISTRICT OF COLUMBIA. THE HEADINGS HEREIN ARE FOR PURPOSES OF REFERENCE ONLY AND DO NOT LIMIT OR AFFECT ITS MEANING.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to be executed by its duly authorized representative as of the day and year first above written.

                                       WELLINGTON HALL, LIMITED

                                       By:
                                            --------------------------------

                                       Its
                                            ---------------------------------


                                       WELLINGTON HALL CARIBBEAN CORPORATION


                                       By:
                                            --------------------------------

                                       Its
                                            ---------------------------------


                                       MUEBLES WELLINGTON HALL, S.A.


                                       By:
                                            --------------------------------

                                       Its
                                            ---------------------------------


                                       OVERSEAS PRIVATE INVESTMENT CORPORATION


                                       By:
                                            --------------------------------

                                       Its
                                            ---------------------------------

                SECOND AMENDMENT TO PROJECT COMPLETION AGREEMENT

                                      among


                            WELLINGTON HALL, LIMITED,

                     WELLINGTON HALL CARIBBEAN CORPORATION,

                          MUEBLES WELLINGTON HALL, S.A.


                                       and


                   the OVERSEAS PRIVATE INVESTMENT CORPORATION


                           dated as of March 10, 1997

                SECOND AMENDMENT TO PROJECT COMPLETION AGREEMENT

         SECOND AMENDMENT TO PROJECT COMPLETION AGREEMENT dated of March 10, 1997 (this "Second Amendment"), made by and among WELLINGTON HALL, LIMITED (the "Sponsor"), a corporation organized and existing under the laws of North Carolina, WELLINGTON HALL CARIBBEAN CORPORATION (the "Company"), a corporation organized and existing under the laws of North Carolina, MUEBLES WELLINGTON HALL, S.A. ("MWH"), a corporation organized and existing under the laws of Honduras, and the OVERSEAS PRIVATE INVESTMENT CORPORATION ("OPIC"), an agency of the United States of America.


                                   WITNESSETH:

         WHEREAS, the Sponsor owns beneficially and of record 100% of the outstanding capital stock of the Company, and the Company owns beneficially and of record 99% of the outstanding capital stock of MWH; and

         WHEREAS, pursuant to a loan agreement dated December 22, 1989 between OPIC and the Company, as amended by a First Amendment to Loan Agreement dated as of September 1, 1994 (as so amended, as amended as of the date hereof, and as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), OPIC lent the Company the sum of U.S. $1,300,000 (the "Loan"); and

         WHEREAS, pursuant to a Project Completion Agreement dated as of December 22, 1989 among the parties hereto, as amended pursuant to a First Amendment to Project Completion Agreement dated as of September 1, 1994 (as amended, the "Project Completion Agreement"), the Sponsor made certain undertakings to OPIC respecting the Loan and the Project to be funded with the proceeds thereof; and

         WHEREAS, the Company has requested that OPIC modify the payment terms of the Loan, and OPIC has agreed to make such modifications pursuant to a Second Amendment to the Loan Agreement dated the date hereof, upon the condition, among others, that the Sponsor and the other parties hereto enter into this Second Amendment;

         NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

         Capitalized terms used in this Second Amendment shall have the definitions given such terms in the Loan Agreement, unless otherwise defined herein.

SECTION 2. AMENDMENTS TO THE PROJECT COMPLETION AGREEMENT.

         Subject to the provisions of Section 4 hereof and effective as of the date hereof, the Project Completion Agreement is hereby amended as follows:

                  (a) Section 2.2 is amended in subsection (a) by deleting the phrase "Section 3" in the parenthetical clause and inserting in its place the phrase "Section 2.3".

                  (b) Section 2.3 is amended by adding the following new sentence at the end there of:

         "The foregoing notwithstanding, the "Completion Date" shall not occur, and shall not be deemed to have occurred, prior to October 31, 1999."

                  (c) Section 2.4 is amended in the first sentence thereof by deleting the phrase "to the account of the Company or MWH as necessary" and inserting in its place the phrase:

         "to such persons as OPIC may direct in its demand, whether to OPIC, or to the Company, or to MWH, or for application to any other obligations of the Company or MWH as OPIC may specify in its sole discretion"

SECTION 3. REPRESENTATIONS AND WARRANTIES.

         The Sponsor represents and warrants to OPIC that:

                  (a) it has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform all of its obligations under this Second Amendment;

                  (b) its execution, delivery and performance of this Second Amendment have been duly authorized by all necessary action, corporate or otherwise;

                  (c) The authorized capital of the Sponsor consists of 6,000,000 shares of common stock, no par value, 2,289,887 of which are issued and outstanding (the "Sponsor Shares"); and

5,000,000 shares of preferred stock, none of which are issued and outstanding. The Sponsor Shares have been duly authorized and validly issued and are fully paid and nonassessable. Approximately nine and nine-tenths of a percent (9.9%) of the Sponsor Shares are owned beneficially and of record by Hoyt Hackney, free and clear of all liens, encumbrances and security interests. The Sponsor proposes to issue additional Sponsor Shares in the amount of 1,689,887 shares, for a total of 3,979,774 shares issued and outstanding.

                  (d) The Sponsor does not own or otherwise control any voting stock of, or have any ownership interest in, any corporation, partnership or other entity, other than the Company; the authorized capital of the Company consists of 10,000 shares of common stock, all of which are issued and outstanding, have been duly authorized and validly issued, are fully paid and nonassessable, and are owned beneficially and of record by the Sponsor, free and clear of all liens, encumbrances and security interests.

                  (e) This Second Amendment has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Sponsor enforceable against it in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium and similar laws of general applicability affecting creditors' rights.

                  (f) No governmental authorization or action of any kind is or will be necessary for the valid execution, delivery or performance by the Sponsor of this Second Amendment.

                  (g) The execution, delivery and performance by it of this Second Amendment do not require the consent or approval of any creditor of the Sponsor and will not conflict with or constitute a breach or default under or violate any provision of the charter or by-laws of the sponsor or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Sponsor.

                  (h) The audited Financial Statements of the Sponsor dated April 30, 1996 and the unaudited Financial Statements of the Sponsor dated October 31, 1996, which have been furnished to OPIC, fairly present the financial condition of the Sponsor as at such date.

                  (i) Since April 30, 1996, there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial condition or results of operations of the Sponsor or in the Sponsor's ability to perform its obligations under the Project Completion Agreement, as amended by this Second Amendment.

                  (j) No event has occurred and is continuing that constitutes, or with the lapse or time or the giving of notice of both would constitute, an event of Default under the Loan Agreement or under any agreement or instrument evidencing any Indebtedness of the Sponsor which gives the holder thereof the right to accelerate payment of such Indebtedness prior to its scheduled maturity, and no such event will occur upon the execution and delivery or performance of this Second Amendment.

                  (k) There are no actions, proceedings or claims pending or, to the best knowledge of the Sponsor, threatened, the adverse determination of which might have a material adverse effect on its ability to perform its obligations hereunder, or affect the validity or enforceability hereof.

                  (l) As of the date hereof, the Sponsor is not insolvent, as such term is used under the United States Bankruptcy Code; neither will it be rendered insolvent, as such term is so used, by its execution of this Second Amendment.

SECTION 4. REFERENCE TO AND EFFECT ON THE PROJECT COMPLETION AGREEMENT.

         (a) On and after the date hereof each reference in the Project Completion Agreement to "this Agreement", "hereunder", "hereof", "herein", "hereby" or words of like import, and each reference in the other Financing Documents to "the Project Completion Agreement", "thereunder", "thereof" or words of like import referring to the Project Completion Agreement, shall mean and be a reference to the Project Completion Agreement as amended hereby.

         (b) Except as specifically amended above, the Project Completion Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party to the Project Completion Agreement, nor constitute a waiver of any provision of the Project Completion Agreement.

SECTION 5. EXECUTION IN COUNTERPARTS.

         This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 6. GOVERNING LAW.

         THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE DISTRICT OF COLUMBIA. THE HEADINGS HEREIN ARE FOR PURPOSES OF REFERENCE ONLY AND DO NOT LIMIT OR AFFECT ITS MEANING.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to be executed by its duly authorized representative as of the day and year first above written.



                                     WELLINGTON HALL, LIMITED

                                     By: /s/ Hoyt Hackney
                                         -------------------------------------

                                     Its President
                                         -------------------------------------


                                     WELLINGTON HALL CARIBBEAN CORPORATION


                                     By:/s/ Hoyt Hackney
                                         -------------------------------------

                                     Its President
                                         -------------------------------------



                                     MUEBLES WELLINGTON HALL, S.A.


                                     By: /s/ Hoyt Hackney
                                         -------------------------------------

                                     Its President
                                         -------------------------------------


                                     OVERSEAS PRIVATE INVESTMENT CORPORATION


                                     By:/s/ Ralph Mathrews
                                         -------------------------------------

                                     Its Director, PMG & SA
                                         -------------------------------------

                            SECOND OMNIBUS AMENDMENT

                           Dated as of March 10, 1997

         This SECOND OMNIBUS AMENDMENT is made by and between WELLINGTON HALL CARIBBEAN CORPORATION, a corporation organized and existing under the laws of the state of North Carolina (the "Company"), WELLINGTON HALL LIMITED, a corporation organized and existing under the laws of North Carolina (the "Sponsor"), MUEBLES WELLINGTON HALL, S.A., a corporation organized and existing under the laws of Honduras ("MWH"), and OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America ("OPIC").


                                   WITNESSETH:

         WHEREAS, the Company and OPIC entered into a loan agreement dated December 22, 1989, as amended by a First Amendment to Loan Agreement dated as of September 1, 1994 (as so amended, as amended as of the date hereof, and as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used but not defined herein having the meanings ascribed to such terms in the Loan Agreement);

         WHEREAS, as of the date hereof, the respective parties to the Loan Agreement and the Project Completion Agreement have entered into certain amendments to such agreements; and

         WHEREAS, the parties hereto wish to confirm that all references to any such agreement in any Financing Document is a reference to such agreement as amended.

         NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. FINANCING DOCUMENTS,

         All references to, and the definition of, any document or agreement herein or in any Financing Document shall be a reference to such document or agreement as it may have been or may hereafter be amended or modified from time to time.

SECTION 2. REPRESENTATIONS AND WARRANTIES.

         Each of the Company, the Sponsor and MWH represents, covenants, and warrants to OPIC that this Second Omnibus Amendment has been duly executed and delivered by such party and constitutes the legal, valid and binding agreement of such party, enforceable against such party in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium and similar laws of general applicability affecting creditor's rights.

SECTION 3. EFFECT ON FINANCING DOCUMENTS.

         Except as specifically amended above, each Financing Document shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 4. EXECUTION IN COUNTERPARTS.

         This Second Omnibus Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constiture but one and the same instrument.

SECTION 5. GOVERNING LAW.

         THIS SECOND OMNIBUS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE DISTRICT OF COLUMBIA OF THE UNITED STATES OF AMERICA.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Second Omnibus Amendment to be executed and delivered on its behalf by its duly authorized representative on the date first above written.



                                     WELLINGTON HALL CARIBBEAN CORPORATION

                                     By: /s/ Hoyt Hackney
                                         -------------------------------------

                                     Its President
                                         -------------------------------------


                                     WELLINGTON HALL LIMITED

                                     By: /s/ Hoyt Hackney
                                         -------------------------------------

                                     Its President
                                         -------------------------------------


                                     MUEBLES WELLINGTON HALL, S.A.

                                     By: /s/ Hoyt Hackney
                                         -------------------------------------

                                     Its President
                                         -------------------------------------


                                     OVERSEAS PRIVATE INVESTMENT CORPORATION


                                     By: /s/ Ralph Mathrews
                                         -------------------------------------

                                     Its Director, PMG & SA
                                         -------------------------------------

                      GUARANTOR ACKNOWLEDGMENT AND CONSENT

         GUARANTOR ACKNOWLEDGMENT AND CONSENT, dated as of March 10, 1997 (the "Consent"), made by MUEBLES WELLINGTON HALL, S.A. (the "Guarantor"), a corporation organized and existing under the laws of Honduras.


                                   WITNESSETH:

         WHEREAS, pursuant to a loan agreement dated December 22, 1989 between OPIC and Wellington Hall Caribbean Corporation (the "Company"), as amended by a First Amendment to Loan Agreement dated as of September 1, 1994 (as so amended, as amended as of the date hereof, and as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), OPIC lent the Company the sum of U.S. $1,300,000 (the "Loan") for investment in the Guarantor and its business upon the condition, among others, that the Guarantor guarantee repayment of the Loan;

         WHEREAS, the Guarantor entered into a Guaranty dated December 22, 1989, as amended by a First Amendment to Guaranty dated as of September 1, 1994 (as so amended, and as from time to time amended, modified or supplemented, the "Guaranty") in favor of OPIC pursuant to which the Guarantor guaranteed the payment to OPIC of all amounts due under the Loan Agreement and the Notes (as defined in the Loan Agreement) as therein provided;

         WHEREAS, the Company has requested that OPIC modify the payment terms of the Loan, and OPIC has agreed to make such modifications pursuant to a Second Amendment to the Loan Agreement dated the date hereof, upon the condition, among others, that the Guarantor execute and deliver this Consent.

         NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

         The Guarantor hereby:

         (i) acknowledges and consents to the execution, delivery and performance of the Second Amendment to Loan Agreement, attached hereto as Exhibit A;

         (ii) reaffirms and agrees that the Guaranty is in full force and effect, without defense, offset or counterclaim, and that the provisions of the Guaranty are valid, binding and enforceable in accordance with its terms;

         (iii) acknowledges that for purposes of Section 14 of the Guaranty that OPIC's address is:

                    Overseas Private Investment Corporation
                    Attention:  Vice President/Finance
                    1100 New York Avenue, N.W.
                    Washington, D.C.  20527
                    United States of America
                    Facsimile:  (202) 408-9866

         (iv) represents and warrants to OPIC that;

                  (x) all of the representations and warranties made by it in the Guaranty are true and correct as of the date hereof;

                  (y) it has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform all of its obligations under this Consent, and its execution, delivery and performance of this Consent have been duly authorized by all necessary action, corporate or otherwise; and

                  (z) it is in compliance with all of the covenants made by it in the Guaranty as of the date hereof.

         This Consent does not constitute, and shall not be deemed to constitute, a novation of the obligations of the Guarantor under the Guaranty. Unless otherwise specified herein, terms capitalized for other than grammatical purposed have the meanings specified in the Loan Agreement.

                                    * * * *

         IN WITNESS WHEREOF, the undersigned has caused this Consent to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                     MUEBLES WELLINGTON HALL, S.A.


                                     By: /s/ Hoyt Hackney
                                         ------------------------------------
                                     Its President
                                         ------------------------------------

                                    EXHIBIT A

                       SECOND AMENDMENT TO LOAN AGREEMENT

                           Dated as of March 10, 1997

         This SECOND AMENDMENT is made by and between WELLINGTON HALL CARIBBEAN CORPORATION, a corporation organized and existing under the laws of the state of North Carolina (the "Company"), and the OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America ("OPIC")


                                   WITNESSETH:

         WHEREAS, the Company and OPIC entered into a loan agreement dated December 22, 1989, which was amended pursuant to a First Amendment to Loan Agreement dated as of September 1, 1994 (as amended, the "Loan Agreement"; capitalized terms used but not defined herein having the meanings ascribed to such terms in the Loan Agreement);

         WHEREAS, pursuant to the Loan Agreement, OPIC lent the Company the sum of U.S. $1,300,000 (the "Loan"), of which $990,999 principal amount remains outstanding;

         WHEREAS, the Company has proposed certain modifications to the repayment terms of the Loan;

         WHEREAS, OPIC is agreeable to such modifications, subject to the terms and conditions set forth herein; and

         WHEREAS, since November 1, 1996, in contemplation of the parties' entering into this Second Amendment, the Company has been paying interest on the Loan at the rate of 10% per annum, and the Company has made no payments of principal since April 30, 1996; OPIC and the Company have agreed that, upon the effectiveness of this Second Amendment in accordance with Section 4 hereof, the amendments to Sections 2.04 (Interest) of the Loan Agreement will be effective as of November 1, 1996 and the amendments to Section 2.05 (Repayment of the Loan) of the Loan Agreement will be effective as of July 31, 1996.

         NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE LOAN AGREEMENT.

         Subject to the provisions of Sections 3 and 4 hereof, and effective as of the date hereof except as otherwise specified below, the Loan Agreement is hereby amended as follows:

         (a) Section 2.04 is amended, effective as of November 1, 1996, to read in its entirety as follows:

         "Section 2.04. Interest. (a) The Company shall pay interest to the order of OPIC on the unpaid principal of each Note (i) for the period from the Closing Date through July 31. 1993, at the rate of 12% annum;
         (ii) for the period commencing on August 1, 1993 and ending on July 31, 1995, at the rate of 9% per annum; (iii) for the period commencing on August 1, 1995 and ending on October 31, 1996, at the rate of 12% per annum; and (iv) thereafter at the rate of 10% per annum, accruing from the Closing Date and due on each Quarterly Payment Date in each year."

         (b) Section 2.05 is amended, effective as of July 31, 1996, to read in its entirety as follows:

         "Section 2.05. Repayment of the Loan. (a) The Loan shall mature on October 31, 1999, and on such date the entire unpaid principal of the Loan, together with all accrued and unpaid interest thereon, shall be due and payable.

              (b) The Company shall make mandatory payments of principal of the Loan, to amortize the Loan in full by October 31, 1999, as follows:

                  (i) On October 31, 1994, the Company shall make a principal payment of $61,937;

                  (ii) On each Quarterly Payment Date commencing on January 31, 1995 and ending on April 30, 1996, the Company shall make a principal payment of $30,969;

                  (iii) the Company shall not be required to make principal payments for the period commencing on July 31, 1996 and ending on April 30, 1997;

                  (iv) On each Quarterly Payment Date commencing on July 31, 1997 and ending on April 30, 1998, the Company shall make a principal payment of $30,969;

                  (v) On each Quarterly Payment Date commencing on July 31, 1998 and ending on July 31, 1999, the Company shall make a principal payment of $61,937; and

                  (vi) On October 31, 1999, the Company shall make a principal payment of $557,438."

         (c) Subsection (a) of Section 2.10 is hereby amended by deleting the last sentence thereof.

         (d) Clause (i) of Subsection (o) of Section 8.01 is amended and restated in its entirely as follows:

         "(i) cease to own beneficially and of record at least 2226,958 shares of common stock of Sponsor,"

SECTION 2. REPRESENTATIONS AND WARRANTIES.

         The Company represents, covenants, and warrants to OPIC that:

                  (a) The execution, delivery and performance of this Second Amendment by the Company (i) have been duly authorized by all necessary corporate action, (ii) will not violate any applicable law of applicable regulation or ruling of any governmental agency, and (iii) will not breach, or result in the creation of any encumbrance under, any agreement or other requirement by which it or its assets are bound. This Second Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium and similar laws of general applicability affecting creditor's rights.

                  (b) The representations and warranties of the Company set forth in Article III of the Loan Agreement, as amended hereby, are true and correct in all material respects on the date hereof.

                  (c) There are no Events of Default under the Loan Agreement, as amended hereby, existing on the date hereof.

SECTION 3. REFERENCE TO AND EFFECT ON THE FINANCING DOCUMENTS.

                  (a) On and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein", "hereby" or words of like import, and each reference in the other Financing Documents to "the Loan Agreement"' 'thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

         (b) Except as specifically amended above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed. WITHOUT LIMITATION OF THE AGREEMENTS CONTAINED IN THIS SECOND AMENDMENT, THE COMPANY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL WITH RESPECT TO THIS AMENDMENT AND FURTHER ACKNOWLEDGES AND AGREES THAT (i) EACH OF THE AGREEMENTS SET FORTH HEREIN WERE KNOWINGLY AND VOLUNTARILY MADE; (ii) THE OBLIGATIONS OF THE COMPANY OWING TO OPIC HEREUNDER SHALL BE STRICTLY CONSTRUED AND SHALL BE EXPRESSLY SUBJECT TO COMPLIANCE BY THE COMPANY WITH THE TERMS AND CONDITIONS SET FORTH HEREIN, INCLUDING, WITHOUT LIMITATION, THE REPAYMENT TERMS HEREOF; (iii) THE RIGHTS OF OPIC HEREIN SHALL BE GIVEN FULL EFFECT; AND (iv) NO REPRESENTATIVE OF OPIC HAS WAIVED OR MODIFIED ANY OF THE PROVISION OF THE LOAN AGREEMENT AS AMENDED HEREBY AS OF THE DATE HEREOF, AND NO SUCH WAIVER OR MODIFICATION FOLLOWING THE DATE HEREOF SHALL BE EFFECTIVE UNLESS MADE IN ACCORDANCE WITH
SECTION 9.05 OF THE LOAN AGREEMENT, OPIC SHALL BE UNDER NO OBLIGATION TO MAKE FURTHER AMENDMENTS TO THE LOAN AGREEMENT.

         (c) The execution, delivery, and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party to the Loan Agreement, nor constitue a waiver of any provisionof the Loan Agreement.

SECTION 4. CONDITIONS PRECEDENT.

         The provisions of this Second Amendment shall not become effective until OPIC shall have received the following:

                  (a) an original counterpart of this Second Amendment duly executed by the Company;

                  (b) a duly executed consent of the Guarantor to this Second Amendment, in the form of Exhibit A hereto, which consent shall be in full force and effect; and

                  (c) a duly executed second amendment to the Project Completion Agreement, in the form of Exhibit B hereto, which second amendment shall be in full force and effect;

                  (d) payment in full of a rescheduling fee in the amount of $9,909.99; and

                  (e) payment in full for all expensed incurred by OPIC, including without limitation, fees and expenses for outside legal counsel, if any, in connection with the preparation, negotiation, and execution of this Second Amendment, the second amendment to the Project Completion Agreement, and the consent of the Guarantor, and all other documentation contemplated hereby or by any Financing Document,.

SECTION 5. EXECUTION IN COUNTERPARTS.

         This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 6. GOVERNING LAW.

         THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE DISTRICT OF COLUMBIA OF THE UNITED STATES OF AMERICA.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to be executed and delivered on its behalf by its duly authorized representative on the date first above written.



                                        WELLINGTON HALL CARIBBEAN CORPORATION

                                        By
                                             ----------------------------------
                                        Its
                                             ----------------------------------


                                        OVERSEAS PRIVATE INVESTMENT CORPORATION



                                        By
                                             ----------------------------------


                                        Its
                                             ----------------------------------